EXHIBIT 24

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Frederick A. Ball
Signature

Frederick A. Ball

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Richard J. Faubert
Signature

Richard J. Faubert

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Barry L. Harmon
Signature

Barry L. Harmon

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ W. Arthur Porter
Signature

W. Arthur Porter

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Gerald F. Taylor
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Keith L. Thomson
Signature

Keith L. Thomson

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Jon D. Tompkins
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Robert R. Walker
Signature

Robert R. Walker

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints JOHN METCALF AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Nicholas Konidaris
Signature

Nicholas Konidaris

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ John Metcalf
Signature

John Metcalf

POWER OF ATTORNEY

(100,000 Shares for Stock Options)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS AND JOHN METCALF his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 100,000 shares of Electro Scientific Industries common stock issuable pursuant to that certain employee stock option agreement with John Metcalf.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006.

/s/ Kerry Mustoe
Signature

Kerry Mustoe